Exhibit 99.1
SOUTHERN CALIFORNIA PROPERTY TOUR March 2006

ARCHSTONE-SMITH'S
SOUTHERN CALIFORNIA PORTFOLIO



Los Angeles County
San Fernando
Moorpark
Simi Valley
Thousand Oaks
Ventura County
Burbank
Pasadena
San Bernardino County
Beverly Hills
LOS ANGELES
Marina Del Rey
Manhattan Beach
Hermosa Beach
Redondo Beach
Seal Beach
Huntington Beach
Orange County

Southern California submarkets:

Los Angeles

1. Archstone Agoura Hills
2. Archstone Calabasas
3. Archstone City Place
4. Archstone Del Mar Station
5. Archstone Glendale
6. Archstone Long Beach
7. Archstone Marina Del Rey
8. Archstone Marina Terrace I & II
9. Archstone Oak Creek
10. Archstone Old Town Pasadena
11. Archstone Pasadena
12. Archstone Playa Del Ray
13. Archstone Santa Monica
14. Archstone Santa Monica on Main Street
15. Archstone Studio City I, II & III
16. Archstone Warner Center
17. Archstone Westside
18. Los Feliz
19. Oakwood Long Beach Marina
20. Oakwood Marina Del Ray
21. Oakwood Toluca Hills
22. Oakwood Woodland Hills

Orange County

23. Archstone Aliso Town Center
24. Archstone Aliso Viejo
25. Archstone Fountain Valley
26. Archstone Huntington Beach
27. Archstone Las Flores
28. Archstone Mission Viejo
29. Archstone Placentia Place
30. Archstone Tustin

Ventura

31. Archstone Thousand Oaks
32. Archstone Thousand Oaks Plaza
33. Archstone Vanoni Ranch
34. Pelican Point

Inland Empire

35. Archstone Sierra Del Oro
36. Terracina
37. Woodsong

ARCHSTONE SMITH

ARCHSTONE-SMITH'S SAN DIEGO PORTFOLIO



Oceanside
Carlsbad
San Marcos
Escondido
Encinitas
Del Mar
Miramar
La Jolla
Lakeside
Santee
El Cajon
Spring Valley
La Mesa
Pacific Ocean
SAN DIEGO
Coronado
43
45
38
46
40
47
41
42
44
39

38. Archstone Escondido
39. Archstone Harborview
40. Archstone La Jolla
41. Archstone La Jolla Colony
42. Archstone Mission Valley
43. Archstone Pacific View
44. Archstone Presidio View
45. Archstone Seascape
46. Archstone Torrey Hills
47. Archstone University Towne Centre

ARCHSTONE SMITH

COMMUNITY INFORMATION Total units: 178 Average unit size: 916 sq. ft. Acquisition date: Q3/98 LOCATION Set in the Santa Monica Mountains, Archstone Agoura Hills is perfectly located between the San Fernando Valley and Ventura with a quick commute to Malibu, shopping malls, great schools and the Pacific Ocean. ARCHSTONE AGOURA HILLS | 30856 Agoura Road, Agoura Hills FEATURES AND AMENITIES Walk-in closets • Patios / balconies • Pool / spa • Tennis and basketball courts • BBQ grills and picnic areas • Laundry facilities • Underground parking 1

ARCHSTONE CALABASAS | 3831 North Orchid Lane, Calabasas







COMMUNITY INFORMATION

Total units:	600
Average unit size:	843 sq. ft.
Acquisition date:	Q4/03

LOCATION

Surrounded by the scenic beauty of Malibu Canyon and great shopping at The Oaks Mall. Near Malibu, Zuma Beach and Malibu Canyon.

FEATURES AND AMENITIES

Beautiful views of Calabasas • High ceilings • Wood floors • Fireplaces • Separate dining room • Gas ranges and ovens • Washer and dryer hook-ups • Oversized bathtubs • Spacious walk-in closets • Balconies / patios • Storage • High-speed Internet available • Two swimming pools and spas • BBQ / picnic areas • Basketball court • Two sand volleyball courts • Two indoor racquetball courts • Five tennis courts • 1/4 mile jogging path • Two state-of-the-art fitness centers • Two laundry facilities • Covered parking

ARCHSTONE SMITH

2

COMMUNITY INFORMATION Total units: 221 Average unit size: 861 sq. ft. Acquisition date: Q2/04 LOCATION Located in the heart of Long Beach, Archstone City Place is within steps of the beach, restaurants and the City Place Shopping Center. Close to the Long Beach Marina, Long Beach Performance Arts Center, the Museum of Art, and the Long Beach Convention Center. ARCHSTONE CITY PLACE | 404 Pine Avenue, Long Beach FEATURES AND AMENITIES City views • High ceilings • Crown molding • Separate dining room • Granite counters • Washers and dryers • Walk-in closets • Private balconies • High-speed Internet available • Pool / spa • BBQ grills with picnic area • Outdoor fireplace • State-of-the-art fitness center • Steam room • Business center • Media room • Gated entrance / controlled access • Covered parking 3

COMMUNITY INFORMATION(1) Total units: 347 Average unit size: 977 sq. ft. Expected stabilization date: Q4/06 LOCATION Located in the heart of historic Old Pasadena, Archstone Del Mar Station is walking distance to trendy Paseo Colorado, boutique shops, popular restaurants and entertainment venues. Minutes away from downtown L.A. via the on-site Metro Gold Line station. ARCHSTONE DEL MAR STATION | 265 Arroyo Parkway, Pasadena FEATURES AND AMENITIES Resort-style, roof-top pool • 24-hour state-of-the-art fitness center • Yoga studio • Business center • Conference room • Billiards room • Underground parking • Grand public plaza Asset developed by Archstone-Smith. 4

COMMUNITY INFORMATION Total units: 264 Average unit size: 988 sq. ft. Acquisition date: Q3/01 LOCATION Archstone Glendale is perfectly situated near great shopping at Glendale Galleria and Universal Studios. Easy access to Route 134 and I-5. ARCHSTONE GLENDALE | 201 West Fairview, Glendale FEATURES AND AMENITIES High ceilings • Large walk-in closets • Private balconies / patios • Washers and dryers • Extra storage • High-speed Internet available • Pool / spa • State-of-the-art fitness center • Laundry facilities Gated entrance / controlled access • Underground parking 5

ARCHSTONE LONG BEACH | 1613 Ximeno Avenue, Long Beach







COMMUNITY INFORMATION

Total units:	206
Average unit size:	721 sq. ft.
Acquisition date:	Q2/02

LOCATION

Archstone Long Beach is centrally location near freeways, shopping and malls. Minutes from Long Beach Harbor, Queen Mary, Long Beach Performing Arts and Convention Centers.

FEATURES AND AMENITIES

Fireplaces • Vaulted ceilings • Ceiling fans • Gas ranges • Walk-in closets • Patios / balconies • Washers and dryers • High-speed Internet access • Pool / spa • Tennis courts • Extra storage units • Covered parking

ARCHSTONE SMITH

6

ARCHSTONE MARINA DEL REY | 4157 Via Marina, Marina Del Rey







COMMUNITY INFORMATION[1]

Total units:	623
Average unit size:	1,051 sq. ft.
Acquisition date:	Q1/04

LOCATION

Perfectly situated between Venice Beach and Mother's Beach, Archstone Marina del Rey is close to unique shopping, recreation and dining experiences. Excellent access to I-10, I-405, I-90 and LAX.

FEATURES AND AMENITIES

Ocean, marina and city views available • Spacious floor plans • High ceilings • Fireplaces • Granite countertops in some apartments • Glass shower doors • Washers and dryers • Walk-in and linen closets • Balconies / patios • High-speed Internet available • Pool / spa • BBQ / picnic area • Tennis courts • State-of-the-art fitness center • Business center • Clubhouse • Billiards room • Laundry facility • Gated entrance • Covered parking

(1) Asset is currently undergoing redevelopment.

ARCHSTONE SMITH

7

COMMUNITY INFORMATION Total units: 508 Average unit size: 965 sq. ft. Acquisition date: Q1/05 LOCATION Perfectly situated near great shopping on the Third Street Promenade in Santa Monica and Playa del Rey. Easy access to I-10, I-90, I-405 and I-105. ARCHSTONE MARINA TERRACE | 4750 Lincoln Boulevard, Marina Del Rey FEATURES AND AMENITIES Walk-in and linen closets • Private patios/ balconies • Washers and dryers available • High-speed Internet available • Pools • State-of-the-art fitness centers • Community center • On-site dry cleaning • Laundry facility • Gated entrance / controlled access 8

COMMUNITY INFORMATION Total units: 336 Average unit size: 1,088 sq. ft. Acquisition date: Q4/04 LOCATION Located near great shopping at The Promenade at Westlake and Malibu Creek State Park and easy access to the 101 and Chumash Park. Archstone Oak Creek is close to Zuma Beach and Santa Monica Mountains National Recreation. ARCHSTONE OAK CREEK | 29128 Oak Creek Lane, Agoura Hills FEATURES AND AMENITIES Scenic views • Tiled entries • Hardwood floors • High ceilings • Ceiling fans • Fireplaces • Separate dining room • Granite countertops • Breakfast nook • Gas stove • Washers and dryers • Linen and walk-in closets • Private patios / balconies • Storage • High-speed Internet available • Pools / spa • State-of-the-art fitness center • BBQ grills with picnic area • Business center • Dry cleaning pick-up and delivery • Gated entrance / controlled access • Underground parking 9

COMMUNITY INFORMATION Total units: 96 Average unit size: 692 sq. ft. Acquisition date: Q3/05 LOCATION Ten miles from downtown Los Angeles, Archstone Old Town Pasadena is just steps from the shopping, dining and entertainment Old Town Pasadena is famous for. Convenient to Pasadena Playhouse and Civic Center and minutes to Dodger Stadium and The Rose Bowl. ARCHSTONE OLD TOWN PASADENA | 350 Del Mar Boulevard, Pasadena FEATURES AND AMENITIES Hardwood floors in kitchen • Gas fireplaces • Private patios / balconies • Spacious closets • High-speed Internet available • Pool • 24-hour fitness center • Sauna • On-site laundry facilities • Reserved parking • Gated community with remote access 10

COMMUNITY INFORMATION(1) Total units: 120 Average unit size: 855 sq. ft. Stabilization date: Q3/04 LOCATION Perfectly situated in the heart of the Playhouse District, Archstone Pasadena is surrounded by hundreds of restaurants and close to shopping on South Lake Avenue. ARCHSTONE PASADENA | 25 South Oak Knoll Avenue, Pasadena FEATURES AND AMENITIES High ceilings • Decorative niches and architectural details • Ceramic tile entries • Fireplaces • Computer niches • Faux granite countertops • Gas ranges • Washers and dryers • Roman tubs with shower doors • Large walk-in closets • Private terraces • High-speed Internet available • Pool / spa • Caliber Sports Club • Business center with conference rooms • Fountains • Gated entrance / controlled access • Underground parking 11 Asset developed by Archstone-Smith.

ARCHSTONE PLAYA DEL REY | 8700 Pershing Drive, Playa Del Rey .. COMMUNITY INFORMATION(1) Total units: 354 Average unit size: 906 sq. ft. Stabilization date: Q3/04 LOCATION Archstone Playa Del Rey is located three blocks from the Pacific Ocean and one mile south of Marina del Rey. The property has excellent access to I-405, Pacific Coast Highway, the South Bay and LAX. The largest concentration of media entertainment corporate offices and production facilities in the U.S. are located within a 20-mile radius. FEATURES AND AMENITIES Ceiling fans • Built-in computer niches • Fireplaces • Patios / balconies • Storage facilities • Walk-in closets • Washers / dryers • Gated access • BBQ grills • Clubhouse • State-of-the-art fitness center • Bike racks • Garages • Pool / spa 12 Asset developed by Archstone-Smith.

ARCHSTONE SANTA MONICA | 425 Broadway, Santa Monica COMMUNITY INFORMATION Total units: 229 Average unit size: 540 sq. ft. Acquisition date: Q2/03 LOCATION Spaced over several blocks, Archstone Santa Monica offers three uniquely styled buildings: a 1920s art deco residence, a waterfront beach retreat and a Mediterranean villa. FEATURES AND AMENITIES Fireplaces • Patios / balconies • Vaulted ceilings • Pool / spa • Tennis court • Clubhouse • BBQ area • Laundry facilities • Carports 13

ARCHSTONE SANTA MONICA ON MAIN STREET 2000 Main Street, Santa Monica COMMUNITY INFORMATION (1) Total units: 133 Average unit size: 988 sq. ft. Expected stabilization date: Q2/07 LOCATION Located south of the Santa Monica Pier, just two blocks from the Pacific Ocean, Archstone Santa Monica on Main Street is steps from great shopping, trendy restaurants and superb entertainment. FEATURES AND AMENITIES Resort-style, roof-top pool • Roof-top gardens • State-of-the-art fitness center • Business center with media lounge • Additional storage • Underground parking Asset is currently under construction. 14

ARCHSTONE STUDIO CITY | 10979 Bluffside Drive, Studio City .. COMMUNITY INFORMATION Total units: 827 Average unit size: 835 sq. ft. Acquisition date: Q1/00 - Q4/03 LOCATION Archstone Studio City is bordered by North Hollywood, Universal City, Sherman Oaks and the Santa Monica Mountains. Within a 5 mile radius, the local employment base is nearly 266,000 jobs. Two regional malls, Sherman Oaks Galleria and Sherman Oaks Fashion Square, are readily accessible along with Ralphs Supermarket, Rite Aid Pharmacy and Marshalls. FEATURES AND AMENITIES Vaulted ceilings • Fireplaces Separate dining room • Granite countertops • Kitchen pantries • Private patios / balconies • Spacious linen closets • Walk-in closets • Washers and dryers • High-speed Internet available • Pool • Hot tub / sauna • BBQ grills with picnic area • Basketball and racquetball courts • Caliber Sports Club • Business center • Resident lounge • Underground parking • Gated-entry / controlled access • Laundry facility 15

ARCHSTONE WARNER CENTER | 21200 Kittridge Street, Woodland Hills .. COMMUNITY INFORMATION(1) Total units: 522 Average unit size: 883 sq. ft. Expected stabilization date: Q1/08 LOCATION Archstone Warner Center is located in West San Fernando Valley. FEATURES AND AMENITIES Full-size washers and dryers • Gas fireplaces with surround and mantle • Built-in computer niches • Roman tubs with shower enclosure • Arched passage ways • Patios / decks • Walk-in closets • Linen and guest closets • Lofts • 7-foot ceilings • Beautiful gardens and landscaped walkways • Resort-style pool and spa • State-of-the-art fitness center • Six-station par course • Business center • Parking garage • Bicycle storage Asset is currently under construction. 16

ARCHSTONE WESTSIDE | 163 Sawtelle Boulevard, Los Angeles COMMUNITY INFORMATION(1) Total units: 204 Average unit size: 931 sq. ft. Stabilization date: Q4/04 LOCATION Archstone Westside has excellent access to I-405, I-10, Santa Monica and Wilshire Boulevards and LAX. The largest concentration of media entertainment corporate offices and production facilities in the U.S. are located within a 20-mile radius of the site. FEATURES AND AMENITIES Ceiling fans • Built-in computer niches • Fireplaces • Patios / balconies • Storage facilities • Walk-in closets • Washers / dryers • Gate access • BBQ grills • Clubhouse • Fitness center • Bike racks • Garages • Pool / spa 17 Asset developed by Archstone-Smith.

LOS FELIZ | 3100 Riverside Drive, Los Angeles COMMUNITY INFORMATION Total units: 263 Average unit size: 767 sq. ft. Acquisition date: Q4/05 LOCATION Los Feliz is located in the heart of Los Feliz, just minutes from the theaters and entertainment of Hollywood, the business center of downtown, and the studios of Burbank. Close by, you will also find two championship golf courses and multiple tennis courts. FEATURES AND AMENITIES Patios / balconies • State-of-the-art fitness center • Pool / spa • Fireplaces available • Laundry facility • Gated access • Covered parking 18

OAKWOOD LONG BEACH MARINA | 333 First Street, Seal Beach


Oakwood





COMMUNITY INFORMATION(1)

Total units:	549
Average unit size:	704 sq. ft.
Acquisition date:	Q3/05

LOCATION

Located near downtown Seal Beach, the Queen Mary, Catalina Island Ferry, the Long Beach Convention Center and the dockside scene of the Long Beach Marina.

FEATURES AND AMENITIES

Fireplaces available • High-speed Internet access • Patios / balconies • Walk-in closets • Crown molding • State-of-the-art fitness center • Pool / spa • Steam room • Business center with Internet access • Gas BBQ grills and picnic area • Clubhouse with conference facilities • On-site dry cleaners • Controlled access community • Lighted tennis courts • Sand volleyball courts

(1) Assets subject to master lease agreement with Oakwood Worldwide.

ARCHSTONE SMITH

19

OAKWOOD MARINA DEL REY | 4111 South Via Marina, Marina Del Rey COMMUNITY INFORMATION(1) Total units: 597 Average unit size: 646 sq. ft. Acquisition date: Q3/05 LOCATION Located next to Los Angeles' famed small craft harbor, Oakwood Marina Del Rey is just minutes from the world-renowned Venice Beach and LAX. FEATURES AND AMENITIES Fireplaces available • Wireless high-speed Internet access • Patios / balconies • Walk-in closets • Linen closets • Crown molding • Ceiling fans • Olympic-sized pool and spa • State-of-the-art fitness center • Business center with Internet access • Billiards room • On-site convenience store • Gas BBQ grills with picnic areas • Clubhouse with conference & training facilities • On-site dry cleaning • Lush landscaping in courtyard areas • Controlled access • Covered and underground parking • Tennis courts • Laundry facilities • On-site ATM Asset subject to master lease agreement with Oakwood Worldwide. 20

OAKWOOD TOLUCA HILLS | 3600 Barham Boulevard, Los Angeles


REGISTERED
VEHICLE
PARKING
ONLY





COMMUNITY INFORMATION(1)

Total units:	1,151
Average unit size:	691 sq. ft.
Acquisition date:	Q3/05

LOCATION

Located in the heart of the entertainment industry: Universal, Disney, Warner Bros., Dreamworks, ABC, NBC, Nickelodeon and many more. Convenient to the 101, 134 and 5 Freeways.

FEATURES AND AMENITIES

Fireplaces available • Wireless high-speed Internet access • Patios / balconies • Walk-in closets • Crown molding • Ceiling fans • Linen closets • Mirrored closets • Pools / spas • Steam rooms • State-of-art fitness centers • Business center with Internet access • Clubhouse with conference room and rehearsal space • On-site convenience store • Gas BBQ grills and picnic areas • On-site dry cleaners • Laundry facilities • Controlled access community • Lighted tennis courts • Volleyball and basketball courts

(1) Assets subject to master lease agreement with Oakwood Worldwide.

ARCHSTONE SMITH

21

OAKWOOD WOODLAND HILLS | 22122 Victory Boulevard, Woodland Hills COMMUNITY INFORMATION(1) Total units: 883 Average unit size: 652 sq. ft. Acquisition date: Q3/05 LOCATION Close to the Warner Center, Topanga Mall and Promenade Mall, Oakwood Woodland Hills provides easy access to fine dining, entertainment, world-class shopping and the downtown business district. Easy access to the 101 Freeway. FEATURES AND AMENITIES Fireplaces available • Wireless high-speed Internet access • Patios / balconies • Walk-in closets • Crown molding • Pool / spa • Steam room • State-of-the-art fitness center • Business center with Internet access • Gas BBQ grills with picnic areas • On-site dry cleaners • Laundry facilities • Lighted tennis courts • Clubhouse with conference & training facilities • Basketball courts • Controlled access community Asset subject to master lease agreement with Oakwood Worldwide. 22

ARCHSTONE ALISO TOWN CENTER | 23511 Aliso Creek Road, Aliso Viejo







COMMUNITY INFORMATION

Total units:	192
Average unit size:	826 sq. ft.
Acquisition date:	Q4/96

LOCATION

Archstone Aliso Town Center is located in a highly desirable master planned community of Aliso Viejo, and benefits from proximity to major freeways, strong drive-by visibility and low density.

FEATURES AND AMENITIES

Vaulted ceilings • Storage facilities • Patios / balconies • Washers / dryers • Carports • Laundry facilities • Clubhouse • Fitness center • Pool / spa • Tennis, racquetball and volleyball courts • Recreation area • Hiking trails

ARCHSTONE SMITH

23

COMMUNITY INFORMATION(1) Total units: 241 Average unit size: 858 sq. ft. Stabilization date: Q1/99 LOCATION Archstone Aliso Viejo is currently positioned as one of the premier communities within the submarket of Aliso Viejo. Its floor plans offer unique variations in layouts and panoramic views of South Orange County and regional parks. ARCHSTONE ALISO VIEJO | 5000 Capobella, Aliso Viejo FEATURES AND AMENITIES 9-foot ceilings • Fireplaces • High-speed Internet access • Storage facilities • Covered patios / balconies • Washers / dryers • Business center • Conference room • Clubhouse • Lap pool / spa • Fitness center • Direct access garages 24 Asset developed by Archstone-Smith.

COMMUNITY INFORMATION Total units: 182 Average unit size: 771 sq. ft. Acquisition date: Q4/99 LOCATION Archstone Fountain Valley is located three miles north of Interstate 405 and four miles south of State Highway 22, connecting Los Angeles, Orange and San Diego Counties. The location provides excellent access to all major shopping malls, entertainment and employment centers throughout Orange County including Irvine Center, Newport Center, Anaheim and the Irvine Spectrum. ARCHSTONE FOUNTAIN VALLEY | 16425 Harbor Boulevard, Fountain Valley FEATURES AND AMENITIES Vaulted ceilings • Patios / balconies • Storage facilities • Gated entrance • Pool / spa • BBQ area • Carports 25

ARCHSTONE HUNTINGTON BEACH | 8945 Riverbend Drive, Huntington Beach







COMMUNITY INFORMATION

Total units:	152
Average unit size:	825 sq. ft.
Acquisition date:	Q1/97

LOCATION

Archstone Huntington Beach is well located in submarket with high visibility frontage and immediate access to major arteries and freeways. Huntington Beach is a desirable coastal community in North Orange County. It is noted for its vast, attractive beaches and residential harbor area. Archstone Huntington Beach is a 10-15 minute commute to the Irvine/Newport Beach/John Wayne Airport business complex.

FEATURES AND AMENITIES

Vaulted ceilings • Fireplaces • Storage facilities • Patios / balconies • Washers / dryers • Access gates • Carports • Clubhouse • Laundry facilities • Pool / spa

ARCHSTONE SMITH

26

COMMUNITY INFORMATION(1) Total units: 504 Average unit size: 925 sq. ft. Stabilization date: Q3/99 LOCATION Archstone Las Flores is the only apartment community within the master planned community of Las Flores. It offers spectacular mountain views and provides residents direct access to regional parks and major thoroughfares and the employment centers of Orange County. ARCHSTONE LAS FLORES | 281 Sable, Rancho Santa Margarita FEATURES AND AMENITIES Fireplaces • High-speed Internet access • Storage facilities • Patios / balconies • Washers / dryers • Business center • Carports • Clubhouse • Fitness center • Direct access garages • Laundry facilities • Pool / spa 27 Asset developed by Archstone-Smith.

COMMUNITY INFORMATION(1) Total units: 216 Average unit size: 995 sq. ft. Stabilization date: Q3/02 LOCATION Archstone Mission Viejo has immediate access to I-5 and is within minutes of the 73 and 241 Toll Road. Within walking distance of the Mission Viejo Mall, the premier mall within south Orange County, Mission Viejo has many of the attributes of a desirable place to live, schools, new stores and restaurants and increasing employment growth. ARCHSTONE MISSION VIEJO | 27260 Los Altos, Mission Viejo FEATURES AND AMENITIES Ceiling fans • Fireplaces • Storage facilities • Patios / balconies • Walk-in closets • Washers / dryers hook- ups • Garages / storage buildings • Gated entrance • Fitness center • Pool / spa • Community BBQs • Clubhouse • Business center 28 Asset developed by Archstone-Smith.

COMMUNITY INFORMATION Total units: 416 Average unit size: 850 sq. ft. Acquisition date: Q3/05 LOCATION Archstone Placentia Place is situated perfectly between The Block at Orange and The Brea Mall. ARCHSTONE PLACENTIA PLACE | 310 South Jefferson, Placentia FEATURES AND AMENITIES Vaulted ceilings • Patios / balconies • High-speed Internet access • Pool / spa • Covered parking • Gated entrance • Fitness center • Business center • Community BBQ grills and picnic tables • On-site dog park 29

COMMUNITY INFORMATION Total units: 160 Average unit size: 753 sq. ft. Acquisition date: Q3/96 LOCATION Archstone Tustin is well located with respect to freeways and major job center in Irvine, Newport Beach and North Orange County. Convenient to job centers in Costa Mesa, Irvine, Newport Beach and North Orange County. ARCHSTONE TUSTIN | 14901 Newport Avenue, Tustin FEATURES AND AMENITIES Vaulted ceilings • Storage facilities • Patios / balconies • Access gates • Carports • Clubhouse • Fitness center • Garages • Laundry facilities • Pool / spa 30

ARCHSTONE THOUSAND OAKS

351 Hodencamp Road, Thousand Oaks







COMMUNITY INFORMATION

Total units:	154
Average unit size:	873 sq. ft.
Acquisition date:	Q3/05

LOCATION

Archstone Thousand Oaks is nestled amongst the majestic Oaks of Ventura County 20 minutes from Malibu. Convenient to the 101 and Moorpark (23) Freeways.

FEATURES AND AMENITIES

High ceilings • Formal dining area • Abundant closet space • Covered patios / terraces • Full-size washers and dryers • Resort-style pool • Sundeck with gas BBQ grills • Spa • Sauna • State-of-the-art fitness center • Clubhouse with large screen TV • Laundry facility • Covered parking • Additional storage available

ARCHSTONE SMITH

31

ARCHSTONE THOUSAND OAKS PLAZA

235 North Conejo School Road, Thousand Oaks







COMMUNITY INFORMATION

Total units:	148
Average unit size:	952 sq. ft.
Acquisition date:	Q3/05

LOCATION

Archstone Thousand Oaks is nestled amongst the majestic Oaks of Ventura County 20 minutes from Malibu. Convenient to the 101 and Moorpark (23) Freeways.

FEATURES AND AMENITIES

Ceramic tile entries • 9-foot ceilings • Crown molding • Spacious closets • Linen closets • Ceiling fans • Fireplaces • Private balconies • Chef-caliber kitchens with granite countertops and gas stoves • Tile floors • Pantries • Washers and dryers • Pool / spa • State-of-the-art fitness center • Business center • Beautiful landscaping • BBQ grills • Additional storage • Reserved parking • Covered parking • Garage parking

ARCHSTONE SMITH

32

COMMUNITY INFORMATION(1) Total units: 316 Average unit size: 933 sq. ft. Stabilization date: Q3/05 LOCATION Archstone Vanoni Ranch offers flat- and townhouse-style apartments located near pristine beaches, marinas and fishing and boating on the Ventura River. The charming Mediterranean stucco buildings with s-tile roofs, decorative arches and courtyard entries are designed to complement the new single-family houses that will be built adjacent. ARCHSTONE VANONI RANCH | 10676 Veronica Lane, Ventura FEATURES AND AMENITIES Faux granite kitchen counter tops • Washers / dryers • Pantries in most kitchens • Large walk-in closets • Computer niches • 9' ceilings • High-speed Internet access • Private terraces • Caliber Sport Club • Business center and media lounge • 2 pools / spas • Fountains 33 Asset developed by Archstone-Smith.

COMMUNITY INFORMATION Total units: 400 Average unit size: 772 sq. ft. Acquisition date: Q2/97 LOCATION Pelican Point is minutes from shopping, dining, entertainment, schools, and the Ventura County Government Center. PELICAN POINT | 760 South Hill Road, Ventura FEATURES AND AMENITIES High ceilings • Kitchen panties • Spacious closets Private balconies / patios • Two pools / spas • Two sunning decks • Clubhouse • Fitness center Laundry facility • Reserved covered parking 34

ARCHSTONE SIERRA DEL ORO | 1456 Serfas Club Drive, Corona







COMMUNITY INFORMATION

Total units:	300
Average unit size:	887 sq. ft.
Acquisition date:	Q2/97

LOCATION

Archstone Sierra Del Oro is located near shopping and dining in Corona, Prado Park and Los Serranos Golf and Country Club. Easy access to I-15, 91 Freeway, 241 Toll Road and 71 Freeway.

FEATURES AND AMENITIES

Fireplace • High ceilings • Linen closets • Spacious closets • Tiled entries • Ceiling fans Patios / balconies • Washer and dryer hookups • Basketball and racquetball courts • Beautiful landscaping • Two lighted tennis courts • BBQ grills with picnic area • Covered parking • Fitness center • Pool / spa

ARCHSTONE SMITH

35

TERRACINA

3303 South Archibald Avenue, Ontario







COMMUNITY INFORMATION

Total units:	736
Average unit size:	915 sq. ft.
Acquisition date:	Q2/96

LOCATION

Minutes from the Ontario International Airport, Pomona Fairgrounds, Prado and Puddingstone Dam recreational facilities, business and shopping centers, desert, mountain and lake resorts. Near the 15 and 60 freeways.

FEATURES AND AMENITIES

Abundant closet space • Bay windows in select homes • Ceiling fans • Extra storage space • Pond views available • Washer and dryer hookups • Wood-burning fireplaces • Two racquetball courts • Four tennis courts • Four pools • Spa / hot tub • Sauna • Covered parking and garages • Fully-equipped fitness center • Gated entrance • Laundry facility

ARCHSTONE SMITH

36

WOODSONG | 8255 Vineyard Avenue, Rancho Cucamonga







COMMUNITY INFORMATION

Total units:	262
Average unit size:	843 sq. ft.
Acquisition date:	Q3/96

LOCATION

Close to Ontario Mills Outlet Mall, Rancho Town Center and the Ontario International Airport.

FEATURES AND AMENITIES

Full-size washer & dryer hookups • Ceiling fans • Cozy wood-burning fireplaces • Oversized patios / balconies • High-speed Internet available • Reserved covered parking • Gated entrance • Laundry facility • Tennis courts • Two pools • Spa • Additional outdoor storage

ARCHSTONE SMITH

37

COMMUNITY INFORMATION Total units: 264 Average unit size: 803 sq. ft. Acquisition date: Q2/96 LOCATION Archstone Escondido is located close to local shopping, dining, entertainment and recreation, including the North County Fair Mall, Lake Hodges and the San Diego Wild Animal Park. The community has easy access to Interstate 5 and is near Rancho Bernardo. ARCHSTONE ESCONDIDO | 1361 West Ninth Avenue, Escondido FEATURES AND AMENITIES Ceiling fans • Patios / balconies • Washers / dryers • Fitness center • Pool / spa • Tennis courts/sand volleyball courts • Car wash area • Gated entrance 38

COMMUNITY INFORMATION Total units: 387 Average unit size: 618 sq. ft. Acquisition date: Q1/99 LOCATION Archstone Harborview is strategically located in downtown San Diego, close to where residents want to work and shop. The property is directly accessible from Highway 5, is one block from the nearest commuter train station, and less than four miles from San Diego Airport. Major employers in the area include Sempra Energy, Pacific Bell, Golden Eagle Insurance and the US Navy. ARCHSTONE HARBORVIEW | 820 West G Street, San Diego FEATURES AND AMENITIES Patios / balconies • Vaulted ceilings / lofts available • Fireplaces • Wheelchair access • Arched entries • Fitness center • Pool / spa • Gated entrance 39

COMMUNITY INFORMATION Total units: 296 Average unit size: 809 sq. ft. Acquisition date: Q4/96 LOCATION Archstone La Jolla is conveniently located close to the Golden Triangle's famous shopping, restaurant and growing business centers. Major employers in the area include University of California at San Diego, Qualcomm Wireless Communications and Scripps Hospital. ARCHSTONE LA JOLLA | 8506 Villa La Jolla Drive, La Jolla FEATURES AND AMENITIES Patios / balconies • Washers / dryers • Generous closet space • Fireplace • Tiled entries • Fitness center • Pool / spa • Business center • Gated entrance 40

ARCHSTONE LA JOLLA COLONY | 7205 Charmant Drive, La Jolla



COMMUNITY INFORMATION

Total units:	180
Average unit size:	761 sq. ft.
Acquisition date:	Q3/05

LOCATION

Archstone La Jolla Colony brings the best of La Jolla right to your doorstep. Lush landscaping, park views and temperate ocean breezes surround you – all this at a location that's just minutes from downtown, great shopping, dining and entertainment.

FEATURES AND AMENITIES

Vaulted ceilings • Fireplaces • Walk-in closets • Patios / balconies • Washers / dryers • Pool / spa • Fitness center • BBQ grills • Underground parking

ARCHSTONE SMITH

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ARCHSTONE MISSION VALLEY | 2288 Fenton Parkway, San Diego







COMMUNITY INFORMATION[1]

Total units:	736
Average unit size:	941 sq. ft.
Stabilization date:	Q4/01

LOCATION

Archstone Mission Valley is located in the heart of San Diego's metro area, just minutes from Qualcomm Stadium and close to where people want to work, shop and be entertained. The community's convenient location provides easy commuter access to the area's major employers, including Qualcomm, the US Navy and San Diego State University, via the on-site San Diego Trolley and the 15, 8, 163 and 805 freeways.

FEATURES AND AMENITIES

Patios / balconies • Washers / dryers • Walk-in closets • Wheelchair access • Fireplace • Garden tubs • Gated entrance • Pool / spa • Fitness center • Business center

(1) Asset developed by Archstone-Smith.

ARCHSTONE SMITH

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ARCHSTONE PACIFIC VIEW | 5162 Whitman Way, Carlsbad







COMMUNITY INFORMATION[(1)]

Total units:	451
Average unit size:	942 sq. ft.
Stabilization date:	Q3/05

LOCATION

Archstone Pacific View is terraced into a picturesque hillside, offering breathtaking views of the Pacific Ocean, a tranquil lagoon and the charming seaside community of Carlsbad. Near seven miles of beaches offer a wealth of activities including surfing, swimming, fishing or any other leisurely pursuit. Golfing, hiking and boating opportunities are just around the corner.

FEATURES AND AMENITIES

9-foot ceilings • Granite countertops • Patios / balconies • Fireplaces • Pool / spa • Fitness center • BBQ grills • Business center • Covered parking / garages • Gated entrance

(1) Asset developed by Archstone-Smith.

ARCHSTONE SMITH

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ARCHSTONE PRESIDIO VIEW | 1440 Hotel Circle North, San Diego



COMMUNITY INFORMATION[1]

Total units:	350
Average unit size:	928 sq. ft.
Expected stabilization date:	Q4/06

LOCATION

Archstone Presidio View is situated next to the Handlery Hotel, near the San Diego River and the 8 Freeway, you'll have the best of San Diego right at your doorstep.

FEATURES AND AMENITIES

Washers / dryers • Granite countertops • Built-in bookshelves • Built-in computer niches • Walk-in closets • 9-foot ceilings • Pool / spa • BBQ grills • Fitness center • Business center • Garage parking

(1) Asset is being developed with a joint venture partner.

ARCHSTONE SMITH
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ARCHSTONE SEASCAPE | 6938 Seascape Drive, Carlsbad







COMMUNITY INFORMATION

Total units:	208
Average unit size:	814 sq. ft.
Acquisition date:	Q3/98

LOCATION

Archstone Seascape is located in the middle of a quiet residential community, just minutes from the Carlsbad beaches. This community is situated in a top school district and is close to several business parks, offering easy access to local work. Archstone Seascape is surrounded by lush landscaping and open parks.

FEATURES AND AMENITIES

Gourmet kitchens • Patios / balconies • Walk-in closets • Wheelchair access • Elegant master suites • Fitness center • Pool / spa • Tennis court/basketball court • Car wash area

ARCHSTONE SMITH

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ARCHSTONE TORREY HILLS | 11058 West Ocean Air Drive, San Diego







COMMUNITY INFORMATION(1)

Total units:	340
Average unit size:	979 sq. ft.
Stabilization date:	Q3/00

LOCATION

Archstone Torrey Hills is situated adjacent to the California coastline. Conveniently located near several major employers, Archstone Torrey Hills is also just minutes from Torrey Pines State Beach and Golf course, Del Mar Fairgrounds and University Towne Centre. Torrey Hills offers biking and walking trails, a community park, ball fields, and basketball courts.

FEATURES AND AMENITIES

Patios / balconies • Washers / dryers • Built-in computer niches • Outdoor storage • Fireplace • Fitness center • Pool / spa • Gated entrance • Business center

(1) Asset developed by Archstone-Smith.

ARCHSTONE SMITH
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COMMUNITY INFORMATION Total units: 328 Average unit size: 761 sq. ft. Acquisition date: Q2/97 LOCATION Archstone University Towne Centre is strategically located in La Jolla's Golden Triangle, close to where people want to work, shop and be entertained. The community provides convenient access for employees of the area's major employers including University of California at San Diego and University Towne Centre Shopping Mall, and is surrounded by wooded grounds and expansive greenbelts providing resident seclusion and privacy. ARCHSTONE UNIVERSITY TOWNE CENTRE 7936 Avenida Navidad, San Diego FEATURES AND AMENITIES Ceiling fans • Patios / balconies • Washers / dryers • Walk-in closets • Fitness center • Pool / spa • Canyon views 47

Investor Relations Contact: H. Andrew Cantor (303) 708-5959 (800) 982-9293 acantor@archstonesmith.com In addition to historical information, this presentation contains forward-looking statements and information under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith and/or Ameriton Properties Inc. operates, management's beliefs and assumptions made by management. While Archstone-Smith and/or Ameriton Properties Inc. management believe the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. See "Risk Factors" in Archstone-Smith's 2005 Annual Report on Form 10-K for factors which could affect Archstone-Smith's future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone-Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.